UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2016

Date of reporting period :	August 1, 2015 — July 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Short Term Investment Fund

Annual report
7|31|16

A world of investing.®

Putnam
INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Term
Investment Fund

Annual report
7 | 31 | 16

Message from the Trustees	1

Interview with your fund’s portfolio managers	2

Performance snapshot	2

Your fund’s performance	7

Your fund’s expenses	9

Terms and definitions	11

Other information for shareholders	12

Important notice regarding Putnam’s privacy policy	13

Trustee approval of management contract	14

Financial statements	19

Federal tax information	38

About the Trustees	39

Officers	41

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Inflation’s effects may erode your investment’s value over time. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Through the first half of 2016, markets around the world have shown great resilience in the face of multiple challenges. Now, as we enter the fall, many additional factors raise new concerns.

Against a backdrop of sluggish growth and following a colorful political campaign, the United States will be electing a new president in a few short weeks. Overseas, challenges are widespread, from sluggish growth in Europe, Japan, and many emerging markets to global fallout from the United Kingdom’s decision to leave the European Union. As non-U.S. central banks consider new actions to boost economic growth, here at home the Federal Reserve seeks stronger economic data before it raises interest rates. The uncertainty caused by these unfolding events could well spur renewed bouts of market volatility.

But we believe that opportunities can emerge despite the markets’ ups and downs. At Putnam, our portfolio managers actively pursue these opportunities. Backed by a network of global analysts, they draw on their long experience and expertise in navigating changing conditions.

We share Putnam’s deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio. In the following pages, you will find an overview of your fund’s performance for the reporting period ended July 31, 2016, as well as an outlook for the coming months.

Now may be a good time for you to consult with your financial advisor, who can help you in determining if your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

As always, thank you for investing with Putnam.

Interview with your fund’s portfolio managers

What was the interest-rate environment like during the 12-month reporting period ended July 31, 2016?

Joanne: The reporting period proved to be a challenging environment with the Federal Reserve looking to balance its monetary policy between decent U.S. economic data and low inflation with the prospect of negative global conditions that could weaken the U.S. economic recovery. As such, we tried to weigh what we believed were attractive yields offered by short-term securities against the possibility of higher short-term rates should the Fed raise its benchmark rate.

With increased confidence in the U.S. economy, the Fed looked to move the federal funds rate off historic lows. In December 2015, the Fed raised its benchmark rate from a range between zero and 0.25% to between 0.25% and 0.50%. Along with raising the federal funds rate, the Fed increased the rate that it paid on its Reverse Repurchase Program to 0.25%.

During the second calendar quarter of 2016, slowing global growth, volatile commodity prices, and the U.K.’s surprise vote to leave the European Union (commonly known as “Brexit”), among other factors, contributed to an environment of negative interest rates abroad. These factors also contributed to downward pressure on short-term U.S. interest rates, which hovered near

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class P shares assumes reinvestment of distributions and does not account for taxes. Class P shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. See pages 3 and 7–9 for additional performance information. To obtain the most recent month-end performance, please call Putnam at 1-800-225-1581.

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historic lows as the Fed balanced domestic growth objectives against heightened macroeconomic uncertainties abroad.

More recently, we have seen the impact of the Securities and Exchange Commission’s [SEC] regulatory changes on the short-term bond markets with the three-month London Interbank Offered Rate [LIBOR] rising 11 basis points [0.11%] from mid-June through the end of the reporting period on July 31. As cash migrated away from prime money market funds and into government money market funds, the demand for corporate debt, bank-issued debt, and asset-backed commercial paper declined. This shift has contributed to the rise in short-term borrowing costs. With money fund managers required to comply with the new SEC rules by October 14, 2016, we expect LIBOR to continue to rise through the fall.

How did Putnam Short Term Investment Fund perform against this backdrop?

Jonathan: For the 12 months ended July 31, 2016, the fund outperformed its benchmark, the BofA Merrill Lynch U.S. Treasury Bill Index, and the average return of its Lipper peer group, Institutional Money Market Funds.

What was your investment approach in this climate?

Joanne: During the reporting period, we focused on what we consider high-quality credits, including banks and some corporate issuers of commercial paper, certificates of deposit, and other money market securities. Due to the effects of money market reform and the possibility of another Fed rate hike, we remained cautious in our positioning to maintain flexibility — focusing on the shorter end of the yield curve. Thus, we looked to increase our exposure to floating-rate issuance in the one- to three-month range while holding fixed-rate commercial paper with maturities of three months or less.

In addition, we continued to enter into repurchase agreements in the overnight to one-week maturity range to provide additional liquidity during the reporting period. Repurchase agreements with what we believe are strong counterparties that are collateralized by Treasuries, mortgages

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/16. See pages 2 and 7–9 for additional fund performance information. Index descriptions can be found on page 11.

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backed by U.S. government agencies, and corporate bonds and notes continued to represent a large weighting in the portfolio. At period-end, the fund also held an exposure to U.S. government agency notes — such as those issued by Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, and Federal Farm Credit Banks Funding Corporation.

Given our outlook on the market, we maintained a relatively low duration in an effort to limit the fund’s sensitivity to changes in short-term interest rates. On July 31, 2016, the portfolio’s average duration stood at a fraction of a year, or 0.05. Under normal market conditions, the effective duration of the fund’s portfolio will generally not be greater than one year.

Could you highlight some holdings that exemplified your strategy during the period?

Jonathan: The fund holds investments in what we believe are large, creditworthy banks with strong balance-sheet metrics, such as Wells Fargo and Toronto-Dominion Bank. In our opinion, these banks maintain strong asset-quality measures, demonstrate solid profitability, and have good capital profiles. We also found what we considered to be attractive opportunities in first-tier corporate commercial paper programs from issuers such as Nestle and Roche Holdings. The fund was also invested in asset-backed commercial paper [ABCP] backed by what we consider to be diverse, high-quality financial assets, such as auto and mortgage loans. We believe these issuers, such as Chariot Funding and Thunder Bay Funding, have ample third-party structural support, sound management, and sponsorship from strong financial institutions.

Allocations are shown as a percentage of the fund’s net assets as of 7/31/16. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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What is your outlook for Fed policy in the coming months?

Joanne: Amid prevailing global economic uncertainty, central banks have pledged stimulus measures in an effort to promote growth and to reassure the markets. For its part, the data-dependent Fed remains in a holding pattern, weighing the health of the U.S. economy on the one hand and macroeconomic headwinds from abroad on the other. At its July 2016 meeting, the Fed kept rates steady despite a strong June employment report. However, the overall tone of its statement was less dovish, with Fed officials adding that “near-term risks to the economic outlook have diminished.” Some observers interpreted this statement as setting the stage for a rate hike later this year.

We will be keeping a sharp eye on U.S. economic data for clues regarding the future path of Fed rate hikes. Meanwhile, we will continue to pursue income opportunities while preserving capital with what we consider to be the highest-quality short-term investments.

Thank you, Joanne and Jonathan, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology put into effect within the past six months.

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fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has a B.A. from Northeastern University, and has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

With central banks exhausting the more traditional methods aimed at stimulating their economies, some are considering more novel strategies. Increasingly, central bankers and economists are discussing the merits of so-called “helicopter money,” which conjures images of money being dropped on the populace from the sky. Considered somewhat radical, the term was adopted in 1969 by economist Milton Friedman, who described the idea of a central bank printing money and injecting the cash directly into the economy, with the aim of boosting consumer demand and spending, and kick-starting a recovery. It differs from traditional stimulus measures, such as the U.S. government selling U.S. Treasury securities to the public in order to finance spending. With interest rates at zero — or even in negative territory — in major world economies like Japan and some European nations, the concept of helicopter money is gaining popularity. Under this strategy, cash could be transferred to people in the form of a government tax break or by simply making a direct deposit into individual bank accounts. Critics of helicopter money, however, say it could cause runaway inflation.

6 Short Term Investment Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please call Putnam at 1-800-225-1581. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. See the Terms and Definitions section of this report for a definition of the share class offered by your fund.

Fund performance Total return for periods ended 7/31/16

Class P
(inception date)	(2/19/13)

Net asset value

Life of fund	0.49%
Annual average	0.14

3 years	0.47
Annual average	0.16

1 year	0.31

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class P shares do not carry an initial sales charge or a contingent deferred sales charge (CDSC).

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 7/31/16

		Lipper Institutional
	BofA Merrill Lynch	Money Market Funds
	U.S. Treasury Bill Index	category average*

Life of fund	0.46%	0.23%
Annual average	0.13	0.07

3 years	0.40	0.21
Annual average	0.13	0.07

1 year	0.27	0.15

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 1-year, 3-year, and life-of-fund periods ended 7/31/16, there were 205, 195, and 195 funds, respectively, in this Lipper category.

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Past performance does not indicate future results.

Fund distribution information For the 12-month period ended 7/31/16

Distributions	Class P

Number	12

Income	$0.003125

Capital gains	—

Total	$0.003125

Current rate (end of period)	Class P

Current dividend rate[2]	0.45%

Current 30-day SEC yield (with expense limitation)[1,3]	0.46

Current 30-day SEC yield (without expense limitation)[3]	0.20

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For a portion of the period, the fund had an expense limitation, without which the yield would have been lower.

2 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price at end of period.

3 Based only on investment income.

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Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/16

Class P
(inception date)	(2/19/13)

Net asset value

Life of fund	0.45%
Annual average	0.13

3 years	0.43
Annual average	0.14

1 year	0.28

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class P

Net expenses for the fiscal year ended 7/31/15*	0.03%

Total annual operating expenses for the fiscal year ended 7/31/15	0.28%

Annualized expense ratio for the six-month period ended 7/31/16†	0.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/16.

† Expense ratio is for the fund’s most recent fiscal half year. As a result of this, the ratio may differ from the expense ratio based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 2/1/16 to 7/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class P

Expenses paid per $1,000*†	$0.15

Ending value (after expenses)	$1,002.10

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/16.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/16, use the following calculation method. To find the value of your investment on 2/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class P

Expenses paid per $1,000*†	$0.15

Ending value (after expenses)	$1,024.71

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/16.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Short Term Investment Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share class

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates, and no management fee is paid by such investors.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills, which represent obligations of the U.S. government having a maturity of one year or less, and is intended as an approximate measure of the rate of inflation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2016, Putnam employees had approximately $495,000,000 and the Trustees had approximately $131,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

14 Short Term Investment Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, Putnam Management has agreed to waive your fund’s 0.25% management fee until at least November 30, 2017. Putnam Management’s support for this waiver arrangement was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds

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and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

16 Short Term Investment Fund

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on February 19, 2013, the Trustees considered information about the fund’s total return, and your fund’s performance relative to its benchmark, for the one-year period ended December 31, 2015. Over that period, your fund’s class P share net return was positive and approximated the return of its benchmark. Because your fund commenced operations on February 19, 2013, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance.(When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to

Short Term Investment Fund 17

be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

18 Short Term Investment Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short Term Investment Fund 19

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Short Term Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Short Term Investment Fund (the “fund”) at July 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2016

20 Short Term Investment Fund

The fund’s portfolio 7/31/16

	Principal
REPURCHASE AGREEMENTS (41.8%)*	amount	Value

Interest in $89,000,000 joint tri-party repurchase agreement dated
7/29/16 with Bank of Nova Scotia due 8/1/16 — maturity value of
$39,001,040 for an effective yield of 0.320% (collateralized by various
U.S. Treasury notes and bonds with coupon rates ranging from 0.500%
to 3.750% and due dates ranging from 7/31/16 to 8/15/41, valued
at $90,782,448)	$39,000,000	$39,000,000

Interest in $108,000,000 tri-party term repurchase agreement dated
7/27/16 with Barclays Capital, Inc. due 8/3/16 — maturity value of
$108,006,300 for an effective yield of 0.300% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500%
to 6.000% and due dates ranging from 11/1/24 to 7/1/31, valued
at $110,160,000)	108,000,000	108,000,000

Interest in $250,000,000 joint tri-party repurchase agreement dated
7/29/16 with Barclays Capital, Inc. due 8/1/16 — maturity value of
$100,002,667 for an effective yield of 0.320% (collateralized by various
U.S. Treasury notes and bonds with coupon rates ranging from 0.125%
to 3.875% and due dates ranging from 7/15/18 to 2/15/42, valued
at $255,000,087)	100,000,000	100,000,000

Interest in $35,000,000 tri-party term repurchase agreement dated
6/24/16 with BNP Paribas due 8/23/16 — maturity value of $35,030,333 for an effective yield of 0.520% (collateralized by various corporate bonds and notes with coupon rates ranging from 1.650% to 6.000% and due dates
ranging from 10/1/17 to 2/23/46, valued at $36,770,172) IR	35,000,000	35,000,000

Interest in $160,000,000 joint tri-party repurchase agreement dated
7/29/16 with BNP Paribas due 8/1/16 — maturity value of $126,003,675 for an effective yield of 0.350% (collateralized by various mortgage backed securities with coupon rates ranging from 1.785% to 4.000% and due dates
ranging from 7/1/36 to 7/1/46, valued at $163,204,760)	126,000,000	126,000,000

Interest in $233,100,000 joint tri-party term repurchase agreement dated
7/28/16 with Citigroup Global Markets, Inc. due 8/4/16 — maturity value of $167,260,732 for an effective yield of 0.330% (collateralized by various mortgage backed securities and U.S. Treasury notes with coupon rates ranging from 0.625% to 4.500% and due dates ranging from
6/30/17 to 5/1/46, valued at $237,762,000)	167,250,000	167,250,000

Interest in $360,000,000 joint tri-party repurchase agreement dated
7/29/16 with Citigroup Global Markets, Inc. due 8/1/16 — maturity value of $118,484,357 for an effective yield of 0.340% (collateralized by various
U.S. Treasury bonds with coupon rates ranging from 0.750% to 3.625% and
due dates ranging from 1/15/25 to 2/15/45, valued at $367,200,050)	118,481,000	118,481,000

Interest in $100,000,000 tri-party repurchase agreement dated
7/29/16 with Credit Suisse Securities (USA), LLC due 8/1/16 — maturity value of $100,002,917 for an effective yield of 0.350% (collateralized by a U.S. Treasury note with a coupon rate of 2.000% and a due date
of 8/15/25, valued at $102,004,027)	100,000,000	100,000,000

Interest in $75,000,000 tri-party repurchase agreement dated 7/29/16 with
Goldman, Sachs & Co. due 8/1/16 — maturity value of $75,002,000 for an effective yield of 0.320% (collateralized by various mortgage backed securities with coupon rates ranging from 2.523% to 4.500% and due dates
ranging from 9/1/23 to 9/1/44, valued at $76,500,000)	75,000,000	75,000,000

Short Term Investment Fund 21

	Principal
REPURCHASE AGREEMENTS (41.8%)* cont.	amount	Value

Interest in $250,000,000 joint tri-party repurchase agreement dated
7/29/16 with HSBC Bank USA, National Association due 8/1/16 — maturity value of $137,141,771 for an effective yield of 0.330% (collateralized by various U.S. Treasury notes and bonds and a mortgage backed security with coupon rates ranging from 0.125% to 3.375% and due dates ranging
from 1/31/17 to 5/15/46, valued at $255,002,915)	$137,138,000	$137,138,000

Interest in $50,000,000 tri-party term repurchase agreement dated
7/26/16 with J.P. Morgan Securities, LLC due 8/2/16 — maturity value of $50,002,917 for an effective yield of 0.300% (collateralized by various mortgage backed securities with coupon rates ranging from 2.000%
to 11.000% and due dates ranging from 8/1/16 to 4/1/51, valued
at $51,000,532)	50,000,000	50,000,000

Interest in $290,107,000 joint tri-party repurchase agreement dated
7/29/16 with Merrill Lynch, Pierce, Fenner and Smith, Inc. due 8/1/16 —
maturity value of $137,879,906 for an effective yield of 0.340% (collateralized by various mortgage backed securities with coupon rates ranging from
2.806% to 4.000% and due dates ranging from 12/1/33 to 5/20/46, valued
at $295,909,141)	137,876,000	137,876,000

Interest in $100,000,000 joint tri-party term repurchase agreement dated
7/26/16 with Merrill Lynch, Pierce, Fenner and Smith, Inc. due 8/2/16 —
maturity value of $71,254,295 for an effective yield of 0.310% (collateralized by a mortgage backed security with a coupon rate of 4.000% and a due date
of 5/20/46, valued at $102,000,001)	71,250,000	71,250,000

Interest in $50,000,000 tri-party term repurchase agreement dated
6/28/16 with RBC Capital Markets, LLC due 8/26/16 — maturity value of $50,026,583 for an effective yield of 0.330% (collateralized by various mortgage backed securities with coupon rates ranging from 2.226%
to 4.246% and due dates ranging from 9/1/30 to 7/1/46, valued at
$51,015,428) IR	50,000,000	50,000,000

Interest in $164,106,000 joint tri-party repurchase agreement dated
7/29/16 with RBC Capital Markets, LLC due 8/1/16 — maturity value of $70,107,928 for an effective yield of 0.330% (collateralized by various mortgage backed securities with coupon rates ranging from 1.750%
to 7.000% and due dates ranging from 9/1/33 to 7/1/46, valued
at $167,392,724)	70,106,000	70,106,000

Total repurchase agreements (cost $1,385,101,000)		$1,385,101,000

		Maturity	Principal
COMMERCIAL PAPER (22.3%)*	Yield (%)	date	amount	Value

ABN AMRO Funding USA, LLC 144A	0.641	10/3/16	$16,925,000	$16,910,292

American Honda Finance Corp.	0.480	9/16/16	10,000,000	9,993,589

American Honda Finance Corp.	0.420	8/26/16	22,000,000	21,992,711

Apple, Inc. 144A	0.420	10/4/16	31,000,000	30,977,557

AXA Financial, Inc. 144A	1.055	10/24/16	15,000,000	14,971,979

BMW US Capital, LLC	0.450	8/2/16	18,000,000	17,999,274

BPCE SA (France)	0.420	8/8/16	16,000,000	15,998,044

Coca-Cola Co. (The)	0.521	8/10/16	32,000,000	31,996,352

Commonwealth Bank of Australia 144A (Australia)	0.827	1/11/17	18,000,000	17,991,252

Commonwealth Bank of Australia 144A (Australia)	0.621	9/6/16	18,000,000	17,991,946

Cooperatieve Rabobank UA/NY (Netherlands)	0.717	8/1/16	30,000,000	29,999,143

Danske Corp. (Denmark)	0.631	10/4/16	15,000,000	14,986,712

Danske Corp. (Denmark)	0.530	8/8/16	11,870,000	11,868,754

22 Short Term Investment Fund

		Maturity	Principal
COMMERCIAL PAPER (22.3%)* cont.	Yield (%)	date	amount	Value

DnB Bank ASA 144A (Norway)	0.682	11/2/16	$31,500,000	$31,441,200

Export Development Canada (Canada)	0.703	1/23/17	16,000,000	15,948,340

Lloyds Bank PLC (United Kingdom)	0.641	10/3/16	16,000,000	15,982,576

National Australia Bank, Ltd. (Australia)	0.601	10/3/16	25,000,000	24,976,900

National Australia Bank, Ltd. 144A (Australia)	0.803	8/2/16	9,000,000	8,999,671

Nationwide Building Society (United Kingdom)	0.611	8/15/16	33,500,000	33,493,783

Nestle Finance International, Ltd. (Switzerland)	0.521	9/7/16	6,000,000	5,997,380

Nestle Finance International, Ltd. (Switzerland)	0.501	10/11/16	20,000,000	19,978,458

Nordea Bank AB (Sweden)	0.905	12/6/16	12,000,000	11,964,467

Nordea Bank AB (Sweden)	0.526	8/29/16	6,000,000	5,997,603

Pfizer, Inc.	0.481	8/8/16	15,000,000	14,998,717

Prudential PLC (United Kingdom)	0.561	9/14/16	16,500,000	16,490,651

Prudential PLC 144A (United Kingdom)	0.551	8/23/16	20,000,000	19,994,389

Roche Holdings, Inc. (Switzerland)	0.400	8/16/16	4,000,000	3,999,270

Roche Holdings, Inc. 144A (Switzerland)	0.400	8/9/16	30,000,000	29,996,792

Simon Property Group LP	0.551	8/10/16	2,000,000	1,999,745

Simon Property Group LP	0.541	8/5/16	23,000,000	22,998,345

Simon Property Group LP	0.460	8/29/16	7,000,000	6,997,523

Societe Generale SA (France)	0.340	8/1/16	33,500,000	33,499,336

Stanley Black & Decker, Inc.	0.600	8/1/16	18,000,000	17,999,085

Swedbank AB (Sweden)	0.541	8/24/16	11,285,000	11,281,667

Swedbank AB (Sweden)	0.390	8/1/16	32,000,000	31,998,933

Toyota Motor Credit Corp.	0.601	8/22/16	35,000,000	34,988,847

UnitedHealth Group, Inc.	0.721	8/11/16	18,000,000	17,995,872

UnitedHealth Group, Inc.	0.530	8/1/16	14,000,000	13,999,288

Westpac Banking Corp. 144A (Australia)	0.923	3/8/17	32,000,000	31,973,024

Total commercial paper (cost $739,681,496)				$739,669,467

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (16.0%)*	Yield (%)	date	amount	Value

Atlantic Asset Securitization, LLC 144A	0.470	8/15/16	$16,000,000	$15,996,577

Bedford Row Funding Corp.	0.591	9/21/16	14,000,000	13,987,988

Bedford Row Funding Corp.	0.550	9/15/16	18,700,000	18,686,436

CAFCO, LLC	0.631	9/2/16	23,000,000	22,988,529

CAFCO, LLC 144A	0.601	8/23/16	14,000,000	13,995,246

Chariot Funding, LLC	0.833	1/5/17	16,000,000	15,928,676

Chariot Funding, LLC	0.490	9/20/16	14,000,000	13,987,695

CHARTA, LLC	0.621	8/25/16	7,000,000	6,997,412

CHARTA, LLC	0.601	8/24/16	27,000,000	26,990,426

CIESCO, LLC	0.571	8/11/16	30,000,000	29,995,071

CIESCO, LLC	0.520	8/26/16	4,000,000	3,998,457

CRC Funding, LLC	0.611	8/22/16	26,270,000	26,261,471

CRC Funding, LLC	0.601	9/12/16	10,000,000	9,993,250

Fairway Finance Co., LLC 144A (Canada)	0.795	12/12/16	6,000,000	5,999,796

Gotham Funding Corp. (Japan)	0.661	10/6/16	5,850,000	5,842,499

Gotham Funding Corp. (Japan)	0.520	8/8/16	5,400,000	5,399,334

Gotham Funding Corp. (Japan)	0.400	8/1/16	32,000,000	31,998,840

Short Term Investment Fund 23

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (16.0%)* cont.	Yield (%)	date	amount	Value

Jupiter Securitization Co., LLC	0.641	10/18/16	$5,800,000	$5,790,591

Liberty Street Funding, LLC (Canada)	0.300	8/1/16	32,000,000	31,998,840

Liberty Street Funding, LLC 144A (Canada)	0.611	10/4/16	16,000,000	15,980,347

Liberty Street Funding, LLC 144A (Canada)	0.601	8/16/16	12,000,000	11,997,270

Manhattan Asset Funding Co., LLC (Japan)	0.530	8/16/16	32,500,000	32,492,606

MetLife Short Term Funding, LLC	0.480	8/10/16	6,800,000	6,799,057

MetLife Short Term Funding, LLC 144A	0.490	9/27/16	20,000,000	19,980,000

MetLife Short Term Funding, LLC 144A	0.480	8/16/16	5,000,000	4,998,938

Old Line Funding, LLC 144A	0.828	12/2/16	23,400,000	23,399,228

Old Line Funding, LLC 144A	0.797	12/13/16	6,500,000	6,499,675

Old Line Funding, LLC 144A	0.641	9/21/16	6,500,000	6,494,423

Regency Markets No. 1, LLC	0.550	8/15/16	21,000,000	20,995,508

Sheffield Receivables Co., LLC (United Kingdom)	0.600	8/17/16	20,000,000	19,995,113

Thunder Bay Funding, LLC 144A	0.815	12/7/16	14,000,000	13,999,524

Thunder Bay Funding, LLC 144A	0.754	10/11/16	20,000,000	20,005,540

Working Capital Management Co. (Japan)	0.701	10/3/16	19,000,000	18,977,149

Total asset-backed commercial paper (cost $529,471,755)				$529,451,512

		Maturity	Principal
CERTIFICATES OF DEPOSIT (9.5%)*	Yield (%)	date	amount	Value

Australia & New Zealand Banking Group, Ltd./
New York, NY FRN	0.689	11/9/16	$30,000,000	$30,000,300

Bank of America, NA	0.840	11/4/16	30,000,000	30,023,310

Bank of Montreal/Chicago, IL FRN (Canada)	0.882	10/17/16	30,000,000	30,015,630

Canadian Imperial Bank of Commerce/
New York, NY FRN	0.813	9/19/16	30,000,000	30,011,340

Citibank, NA	0.800	11/4/16	11,800,000	11,802,276

Citibank, NA	0.700	10/13/16	20,000,000	20,002,506

Lloyds Bank PLC/New York, NY FRN
(United Kingdom)	0.846	10/31/16	28,750,000	28,760,235

Nordea Bank Finland PLC/New York FRN	0.738	8/23/16	15,000,000	15,002,940

State Street Bank & Trust Co. FRN	0.837	10/20/16	30,000,000	30,012,060

Swedbank AB/New York	0.600	10/3/16	25,000,000	25,016,067

Toronto-Dominion Bank/NY (Canada)	0.590	9/21/16	14,000,000	14,000,873

Toronto-Dominion Bank/NY FRN (Canada)	0.882	12/19/16	22,000,000	22,001,474

Wells Fargo Bank, NA FRN	0.789	11/16/16	30,000,000	30,007,170

Total certificates of deposit (cost $316,570,815)				$316,656,181

		Maturity	Principal
TIME DEPOSITS (3.5%)*	Yield (%)	date	amount	Value

Australia & New Zealand Banking Group, Ltd./
Cayman Islands (Cayman Islands)	0.420	8/1/16	$33,500,000	$33,500,000

BNP Paribas/Cayman Islands (France)	0.310	8/1/16	33,500,000	33,500,000

Credit Agricole Corporate and Investment Bank/
Grand Cayman (Cayman Islands)	0.310	8/1/16	16,750,000	16,750,000

Svenska Handelsbanken/Cayman Islands (Sweden)	0.290	8/1/16	33,500,000	33,500,000

Total time deposits (cost $117,250,000)				$117,250,000

24 Short Term Investment Fund

		Maturity	Principal
U.S. TREASURY OBLIGATIONS (2.3%)*	Yield (%)	date	amount	Value

U.S. Treasury FRN	0.404	1/31/17	$42,150,000	$42,163,366
U.S. Treasury FRN	0.373	10/31/16	35,500,000	35,504,611

Total U.S. treasury obligations (cost $77,649,935)				$77,667,977

		Maturity	Principal
U.S. GOVERNMENT AGENCY OBLIGATIONS (1.9%)*	Yield (%)	date	amount	Value

Federal Farm Credit Banks Funding Corporation
discount notes	0.290	8/23/16	$20,000,000	$19,997,720

Federal Home Loan Banks unsec. discount notes	0.345	10/5/16	1,850,000	1,848,831

Federal Home Loan Banks unsec. discount notes	0.320	10/4/16	25,000,000	24,985,995

Federal Home Loan Banks unsec. discount notes	0.300	8/31/16	12,600,000	12,597,480

Federal Home Loan Mortgage Corporation unsec.
discount notes	0.461	8/12/16	4,020,000	4,019,771

Total U.S. government agency obligations (cost $63,447,364)				$63,449,797

		Maturity	Principal
MUNICIPAL BONDS AND NOTES (1.7%)*	Yield (%)	date	amount	Value

Texas A&M University Commercial Paper, Ser. B	0.600	9/19/16	$30,000,000	$30,001,800

University of Chicago Commercial Paper, Ser. A	0.420	8/8/16	25,000,000	24,997,250

Total municipal bonds and notes (cost $54,997,958)				$54,999,050

TOTAL INVESTMENTS

Total investments (cost $3,284,170,323)				$3,284,244,984

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2015 through July 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $3,317,154,792.

IR Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Short Term Investment Fund 25

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	74.0%	Switzerland	1.8%

Canada	4.5	Cayman Islands	1.5

United Kingdom	4.1	Norway	1.0

Australia	3.1	Netherlands	0.9

Sweden	2.9	Denmark	0.8

Japan	2.9	Total	100.0%

France	2.5

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$529,451,512	$—

Certificates of deposit	—	316,656,181	—

Commercial paper	—	739,669,467	—

Municipal bonds and notes	—	54,999,050	—

Repurchase agreements	—	1,385,101,000	—

Time deposits	—	117,250,000	—

U.S. government agency obligations	—	63,449,797	—

U.S. treasury obligations	—	77,667,977	—

Totals by level	$—	$3,284,244,984	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

26 Short Term Investment Fund

Statement of assets and liabilities 7/31/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,899,069,323)	$1,899,143,984
Repurchase agreements (identified cost $1,385,101,000)	1,385,101,000

Cash	75,828

Interest and other receivables	629,462

Receivable for shares of the fund sold	46,308,242

Receivable for investments sold	33,810,000

Total assets	3,365,068,516

LIABILITIES

Payable for shares of the fund repurchased	45,003,684

Payable for custodian fees (Note 2)	18,089

Payable for investor servicing fees (Note 2)	57,461

Payable for Trustee compensation and expenses (Note 2)	172,012

Payable for administrative services (Note 2)	12,530

Distributions payable to shareholders	2,562,638

Other accrued expenses	87,310

Total liabilities	47,913,724

Net assets	$3,317,154,792

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,317,029,143

Undistributed net investment income (Note 1)	42,212

Accumulated net realized gain on investments (Note 1)	8,776

Net unrealized appreciation of investments	74,661

Total — Representing net assets applicable to capital shares outstanding	$3,317,154,792

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class P share
($3,317,154,792 divided by 3,317,029,143 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 27

Statement of operations Year ended 7/31/16

INVESTMENT INCOME

Interest	$11,275,009

EXPENSES

Compensation of Manager (Note 2)	8,278,247

Investor servicing fees (Note 2)	331,114

Custodian fees (Note 2)	44,745

Trustee compensation and expenses (Note 2)	215,585

Administrative services (Note 2)	88,934

Other	427,938

Fees waived and reimbursed by Manager (Note 2)	(8,278,247)

Total expenses	1,108,316

Expense reduction (Note 2)	(4)

Net expenses	1,108,312

Net investment income	10,166,697

Net realized gain on investments (Notes 1 and 3)	8,776

Net unrealized appreciation of investments during the year	31,858

Net gain on investments	40,634

Net increase in net assets resulting from operations	$10,207,331

The accompanying notes are an integral part of these financial statements.

28 Short Term Investment Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/16	Year ended 7/31/15

Operations:
Net investment income	$10,166,697	$3,269,618

Net realized gain on investments	8,776	342

Net unrealized appreciation of investments	31,858	56,938

Net increase in net assets resulting from operations	10,207,331	3,326,898

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class P	(10,223,385)	(3,164,112)

Increase (decrease) from capital share transactions (Note 4)	(294,683,020)	101,363,506

Total increase (decrease) in net assets	(294,699,074)	101,526,292

NET ASSETS

Beginning of year	3,611,853,866	3,510,327,574

End of year (including undistributed net investment income
of $42,212 and $98,558, respectively)	$3,317,154,792	$3,611,853,866

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
	Net asset		Net realized							Ratio	investment
	value,		and unrealized	Total from	From			Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments[a]	operations	income	distributions	end of period	value (%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%)[d]	(%)

Class P
July 31, 2016	$1.00	0.0031	—	0.0031	(0.0031)	(0.0031)	$1.00	.31	$3,317,155.03		.31	—
July 31, 2015	1.00	0.0009	—	0.0009	(0.0008)	(0.0008)	1.00	.08	3,611,854.03		.09	12
July 31, 2014	1.00	0.0007	—	0.0007	(0.0007)	(0.0007)	1.00	.07	3,510,328.03		.07	72
July 31, 2013†	1.00	0.0002	—	0.0002	(0.0002)	(0.0002)	1.00	.02*	2,682,411	.03*	.02*	—

* Not annualized.

† For the period February 19, 2013 (commencement of operations) to July 31, 2013.

a Amount represents less than $0.0001 per share.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

July 31, 2016	0.25%

July 31, 2015	0.25

July 31, 2014	0.25

July 31, 2013	0.11

The accompanying notes are an integral part of these financial statements.

30 Short Term Investment Fund	Short Term Investment Fund 31

Notes to financial statements 7/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2015 through July 31, 2016.

Putnam Short Term Investment Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed-income securities comprised of short duration, investment-grade money market and other fixed-income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (for example, U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (for example, Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S. dollar-denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. The fund will maintain a dollar-weighted average portfolio maturity of three years or less. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible

32 Short Term Investment Fund

for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the

Short Term Investment Fund 33

accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $342 to increase undistributed net investment income and $342 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$155,647
Unrealized depreciation	(80,986)

Net unrealized appreciation	74,661
Undistributed ordinary income	2,604,850
Undistributed short-term gain	8,776
Cost for federal income tax purposes	$3,284,170,323

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has contractually agreed to waive its management fee from the fund through November 30, 2017. During the reporting period, the fund waived $8,278,247 as a result of this waiver.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,545, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

34 Short Term Investment Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of short-term investment securities aggregated $230,764,995,659 and $231,009,007,781, respectively.

During the reporting period, the cost of purchases and the proceeds from sales of long-term investment securities were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$—	$—

U.S. government securities (Long-term)	—	89,910,000

Total	$—	$89,910,000

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/16		Year ended 7/31/15

Class P	Shares	Amount	Shares	Amount

Shares sold	16,816,320,587	$16,816,320,587	18,995,443,940	$18,995,443,940

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	16,816,320,587	16,816,320,587	18,995,443,940	18,995,443,940

Shares repurchased	(17,111,003,607)	(17,111,003,607)	(18,894,080,434)	(18,894,080,434)

Net increase (decrease)	(294,683,020)	$(294,683,020)	101,363,506	$101,363,506

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Short Term Investment Fund 35

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of Nova Scotia	Barclays Capital, Inc.	BNP Paribas	Citigroup Global Markets, Inc.	Credit Suisse Securities (USA), LLC	Goldman, Sachs & Co.	HSBC Bank USA, National Association	J. P. Morgan Securities, LLC	Merrill Lynch, Pierce, Fenner and Smith, Inc.	RBC Capital Markets, LLC	Total

Assets:

Repurchase agreements**	$39,000,000	$208,000,000	$161,000,000	$285,731,000	$100,000,000	$75,000,000	$137,138,000	$50,000,000	$209,126,000	$120,106,000	$1,385,101,000

Total Assets	$39,000,000	$208,000,000	$161,000,000	$285,731,000	$100,000,000	$75,000,000	$137,138,000	$50,000,000	$209,126,000	$120,106,000	$1,385,101,000

Liabilities:

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Financial and Derivative Net Assets	$39,000,000	$208,000,000	$161,000,000	$285,731,000	$100,000,000	$75,000,000	$137,138,000	$50,000,000	$209,126,000	$120,106,000	$1,385,101,000

Total collateral received (pledged)†##	$39,000,000	$208,000,000	$161,000,000	$285,731,000	$100,000,000	$75,000,000	$137,138,000	$50,000,000	$209,126,000	$120,106,000

Net amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

36 Short Term Investment Fund	Short Term Investment Fund 37

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

38 Short Term Investment Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Short Term Investment Fund 39

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

40 Short Term Investment Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Short Term Investment Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

42 Short Term Investment Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Short Term Investment Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Short Term Investment Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
PricewaterhouseCoopers LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Short Term Investment Fund. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

AN117
302176 9/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2016	$53,343	$ —	$3,848	$ —
July 31, 2015	$72,076	$ —	$3,736	$ —

For the fiscal years ended July 31, 2016 and July 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $563,601 and $683,412 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2016	$ —	$559,753	$ —	$ —

July 31, 2015	$ —	$679,676	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 29, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 29, 2016